UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

KRAFT FOODS GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-35491	36-3083135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 7, 2012, Kraft Foods Inc., our parent, issued a press release relating to our presentation to analysts and investors at SeaPort Boston World Trade Center regarding our business following our anticipated spin-off from Kraft Foods Inc. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation will be available via a live audio webcast on our website at www.kraftfoodsgroup.com. An archived rebroadcast and the presentation slides will be available for one year following the webcast. The presentation slides, including Regulation G reconciliations, used in the presentation are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Kraft Foods Inc. Press Release, dated September 7, 2012.

99.2	Kraft Foods Group, Inc. Slide Presentation, dated September 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS GROUP, INC.

Date: September 7, 2012	By:	/s/ Carol J. Ward
Name: Carol J. Ward
Title: Vice President and Corporate Secretary